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                         UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                    FORM 8-K


                               [X]  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 29, 2000
                        _______________________________

                               SYMMETRICOM, INC.
             (Exact name of registrant as specified in its charter)


       California                                  0-2287                  No. 95-1906306
(State or other jurisdiction of           (Commission File Number)         (I.R.S. Employer
incorporation or organization)                                             Identification No.)

     2300 Orchard Parkway,
      San Jose, California                                                       95131-1017
(Address of principal executive offices)                                         (Zip Code)

       Registrant's telephone number, including area code: (408) 943-9403


                                 Not Applicable
         (Former name or former address, if changed since last report)
                      ___________________________________
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     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Agreement for Disposition of Symmetricom, Inc.'s Global Positioning System ("GPS") technology division.

          On March 29, 2000 Symmetricom, Inc., ("Symmetricom") a California corporation, Symmetricom Limited, a subsidiary of Symmetricom, Inc., registered in England and Wales, Silicon Systems Limited registered in Ireland ("SSL"), KPMG Shelf Company (No 16) Limited ("Shelf Co") (in the course of changing its name to Silicon Systems (UK) Limited) registered in Northern Ireland ("Purchaser") completed an agreement in which certain assets, operations and the business of the GPS technology division was sold to the Purchaser in accordance with the Business Sale Agreement. SSL is the owner of the entire issued share capital of the Purchaser.

          The sale of the GPS technology division is in accordance with the Business Sale Agreement dated as of March 29, 2000 (the "Agreement") by and among Symmetricom, Symmetricom Limited, SSL, and Shelf Co, which is attached as Exhibit 99.1 hereto. Symmetricom issued a news release concerning the Business Sale Agreement, which is attached as Exhibit 99.2 hereto.

          The consideration paid by the Purchaser to Symmetricom was $9,452,831 in cash. Additionally, on March 29, 2000 Symmetricom made an irrevocable application of subscription shares of SSL in the amount of $3,000,000.

          The sale was consummated pursuant to a Business Sale Agreement dated the 29/th/ day of March 2000.

     Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required by this Item 7(b) is not filed with this initial report and will be filed by amendment on or before June 12, 2000.

     (c)  Exhibits

          99.1 Business Sale Agreement between Symmetricom, Inc., Symmetricom Limited, Silicon Systems Limited, and KPMG Shelf Company (No
                  16) Limited.

          99.2 News release dated March 30, 2000, relating to the sale referenced in the Business Sale Agreement between Symmetricom, Inc., Symmetricom Limited, Silicon Systems Limited, and KPMG Shelf Company (No 16) Limited.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SYMMETRICOM, INC.
                                               (Registrant)

DATE:  April 12, 2000                        By: /s/ Maurice Austin

                                             /s/ Maurice Austin
                                             -----------------------------
                                             Maurice Austin
                                             Chief Financial Officer
                                             (for Registrant and as Principal
                                             Financial and Accounting Officer)